FINANCIAL INSTRUMENTS (Narrative) (Details) - USD ($) $ in Thousands	12 Months Ended
	Feb. 28, 2017	Feb. 29, 2016	Feb. 28, 2015
Interest rate risk
Interest expense	$ 1,446	$ 1,959
Foreign exchange risk
Impact of a 1% appreciation in the exchange rate of the reporting currency against all foreign currencies on net income (loss)	43	27
Liquidity risk
Cash and cash equivalents	$ 4,073	$ 4,277	$ 23,692
Expected dividend yields	0.00%
Expected volatility	75.00%